SUMMARY PROSPECTUS

February 19, 2026

The Advisors’ Inner Circle Fund III

BROWN ADVISORY INTERNATIONAL VALUE SELECT ETF

Principal Listing Exchange: The NASDAQ Stock Market LLC

Ticker Symbol: BAIV

Investment Adviser:

Brown Advisory LLC

Investment Sub-adviser:
Vident Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.brownadvisory.com/etf. You can also get this information at no cost by calling 1-877-876-6383, by sending an e-mail request to BrownAdvisoryETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 19, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Brown Advisory International Value Select ETF

Investment Objective

The Brown Advisory International Value Select ETF (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%
Other Expenses[1]	0.12%
Total Annual Fund Operating Expenses	0.67%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.07)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.60%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]

Brown Advisory LLC (the “Adviser” or “Brown Advisory”) has contractually agreed to waive fees and/or to reimburse certain expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization, and non-routine expenses) (collectively, “excluded expenses”)) from exceeding 0.60% of the average daily net assets of the Fund until January 31, 2028 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon sixty (60) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests: (1) at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies outside the United States in both developed and emerging markets countries, including non-U.S. dollar-denominated securities, or if market conditions are not favorable, at least 70% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries (not including the United States). The Fund invests primarily in a portfolio of equity securities issued by large, middle and small capitalization companies.

The Fund’s investments in equity securities include common stock, preferred stock, warrants, equity-equivalent securities such as convertible securities, real estate investment trusts (“REITs”), other exchange traded funds (“ETFs”), business development companies (“BDCs”), master limited partnerships (“MLPs”) and depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts, (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund may also invest in private placements. The Fund may invest in ETFs and BDCs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.

The Fund normally invests primarily in companies outside the United States. The Adviser considers a company to be outside the United States if any of the following apply: (i) maintains its principal place of business outside the United States; (ii) its securities are principally traded on exchanges in countries located outside the United States; (iii) it is organized under the laws of a country outside of the United States; or (iv) it is tied economically to a particular country or region outside the United States. The Fund’s non-U.S. investments may include equity securities issued by companies that are established or operating in emerging market countries. Emerging market countries for these purposes consist of countries in Latin America, Asia, Eastern Europe, Africa, and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan. The Fund will generally hold securities of between 30 to 70 issuers.

The Adviser conducts a fundamental analysis to identify securities of companies it believes are temporarily out of favor and undervalued relative to their long-term prospects and earnings potential. In conducting this analysis, the Adviser employs a bottom-up investment process informed by internally-generated fundamental research. The Adviser seeks opportunities to buy securities of such companies when it believes they are operating at a sufficient discount to their business value to mitigate the loss of capital in the event of adverse circumstances.

The Adviser defines “value” as companies trading materially below their intrinsic worth, as determined through an assessment of business quality and normalised earnings power. Estimating this earnings capacity requires a measured appraisal of each company’s business model, industry positioning, growth potential and profitability through the cycle. Evaluating quality, in turn, entails understanding the durability of organic growth, the consistency of cash generation and the efficiency of capital deployment. This approach combines quantitative screening with judgement-based research to identify situations where fear or neglect may have distorted prices. The Fund may invest in businesses facing temporary challenges where the Adviser believes valuations imply an unwarranted assumption of permanently impaired earnings power.

The Adviser also may consider sustainable investment research provided by its research analysts or via third-party data in its investment decision-making process, when such research is considered by the Adviser, in its sole discretion, to be informative of a company’s long-term performance. The nature of the specific criteria considered will vary depending on the relevance to the security’s business model. Investment risks and/or opportunities related to criteria such as climate change, natural capital, or human capital may be considered. Where this analysis is taken into account, the Adviser assesses what it believes are relevant qualitative or quantitative information in combination with fundamental analysis. When considered, the data sources that inform sustainable investment research may include, though are not necessarily limited to, company disclosures, third-party data, experienced industry professionals, or industry publications. Third-party data providers are generally aggregators of sustainability data including but not limited to, climate, human capital, and governance data sets. Securities are not required to meet any minimum sustainable investment criteria; rather sustainable investment research is one of many considerations in security selection.

The Fund may invest across multiple sectors and countries worldwide. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus on certain sectors or industries, although the Fund does not have a policy to concentrate in any industry of the market.

The Fund may also enter into exchange-traded or over-the-counter derivative transactions, including but not limited to forward currency contracts. These contracts may be used for risk management or hedging purposes.

The Adviser has engaged Vident Asset Management to serve as the trading sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk — Shares of the Fund may trade on The NASDAQ Stock Market LLC (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs, EDRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Value Style Risk — The Adviser’s value investment style may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Depositary Receipts Risk — Investments in depositary receipts, such as ADRs, EDRs, and GDRs, may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Investments in Investment Company Risk — When the Fund invests in an investment company, including closed—end funds, ETFs, BDCs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income—producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Master Limited Partnerships (MLPs) Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Derivatives Risk — Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. They may be riskier than other types of investment because they can be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivatives depends on the Advisers’ judgment, and fluctuations in the value of derivatives may not perfectly correlate with the value of the assets being hedged or the performance of the targeted asset class.

Forward Currency Contracts Risk — A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of such a contract fluctuates with changes in foreign currency exchange rates. While these contracts do not eliminate fluctuations in the value of foreign securities, they allow the Fund to establish a fixed exchange rate for a future point in time. However, using these contracts can reduce returns and limit opportunities for gain, and the Fund could lose money when the contract is settled. Gains or losses from these positions may also affect the Fund’s income characterization and tax treatment.

Rights and Warrants Risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.brownadvisory.com/etf/ or by calling toll-free to 1-877-876-6383.

Investment Adviser

Brown Advisory LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Asset Management serves as the trading sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Brown Advisory LLC

Nick Kirrage, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since its inception in 2026.

Michael Heap, CFA, Associate Portfolio Manager, has served as a portfolio manager of the Fund since its inception in 2026.

Vident Asset Management

The following portfolio managers are responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund:

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2026.

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2026.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2026.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 25,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.brownadvisory.com/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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